Future Accounting Pronouncements	6 Months Ended
Jun. 30, 2019
Accounting Changes and Error Corrections [Abstract]
Future Accounting Pronouncements	FUTURE ACCOUNTING PRONOUNCEMENTS

Financial Instruments

ASU No. 2016-13, Measurement of Credit Losses on Financial Instruments, issued in June 2016, is effective for Fortis January 1, 2020 and is to be applied on a modified retrospective basis. Principally, it requires entities to use an expected credit loss methodology and to consider a broader range of reasonable and supportable information to estimate credit losses. Adoption is not expected to have a material impact on the consolidated financial statements and related disclosures.

Pensions and Other Post-Retirement Plan Disclosures

ASU No. 2018-14, Changes to the Disclosure Requirements for Defined Benefit Plans, issued in August 2018, is effective for Fortis January 1, 2021 and is to be applied on a retrospective basis for all periods presented. Principally, it modifies the disclosure requirements for employers with defined pension or other post-retirement plans and clarifies disclosure requirements. In particular, it removes the following disclosures: (a) the amounts in accumulated other comprehensive income expected to be recognized as components of net period benefit costs over the next fiscal period; (b) the amount and timing of plan assets expected to be returned to the employer; and (c) the effects of a one-percentage-point change on the assumed health care costs and the change in rates on service cost, interest cost and the benefit obligation for post-retirement health care benefits. Fortis plans to early adopt this update in the 2019 annual audited consolidated financial statements.